UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 4, 1997



                               -------------------



                           NEW CENTURY ENERGIES, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                          1-12927                 84-1334327
(State or other jurisdiction of      (Commission File No.)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                    1225 17th Street, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code: (303)571-7511



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ITEM 5. OTHER EVENTS


     On November 17, 1997, New Century Energies, Inc. (the "Company") filed a registration statement (File No. 333-40361) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to 9,000,000 shares of its common stock, par value $1 per share, together with the associated preferred stock purchase rights (collectively, the "Common Stock"). On November 21, 1997, the Commission declared the Registration Statement effective. (The prospectus contained in the Registration Statement is referred to as the "Prospectus".)

     The Company filed on December 8,1997 a supplement to the Prospectus, relating to the issuance and sale of up to 5,900,000 shares of Common Stock (the "Supplement") with the Commission. In connection with the filing of the Supplement with the Commission, the Company is filing an exhibit as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits. The following exhibits are filed herewith:

         1(c)      Form of Placement Agent Agreement -- Direct Sales.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                NEW CENTURY ENERGIES, INC.


                                By /s/ R.C. Kelly
                                   -----------------------------------
                                   Name:  R. C. Kelly
                                   Title:  Executive Vice President
                                             and Chief Financial Officer



DATE:  December 8, 1997



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                                  EXHIBIT INDEX

Exhibit
Number

1(c)    Form of Placement Agent Agreement -- Direct Sales.